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                             FIRST LEASE AMENDMENT
                             ---------------------


     Reference is made to a Lease (the "Original Lease") dated November 25, 1985 as extended by and between RAGS III, a Massachusetts general partnership, having a principal place of business at 2 Fox Place, Newton Centre, MA 02159 ("Landlord"), and RULE INDUSTRIES, INC., a Massachusetts corporation, with a principal place of business at 70 Blanchard Road, Burlington, MA 01803 ("Tenant").

    WHEREAS, Landlord and Tenant have agreed to extend the Term of the Original Lease pursuant to the terms and conditions hereinafter set forth; and

    WHEREAS, the Original Lease as amended herein is hereinafter referred to as the "First Lease Amendment".

    NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to extend the Term of the Original Lease by amending the Original Lease as follows:

                             W I T N E S S E T H:
                             - - - - - - - - - -

                                  Definitions
                                  -----------

     1.01 Stated Expiration Date. The tenth year, sixth month anniversary of the
          ----------------------
date of the Original Lease, May 25, 1996.

     Landlord and Tenant agree that in all other respects the terms and conditions of the Original Lease as initially extended are confirmed.

     Executed as a sealed instrument this 18th day of October, 1995.


                              LANDLORD:
                              --------
                              RAGS III

                              By: /s/ Gary M. Sable
                                  ----------------------------
                                  Gary M. Sable,
                                  General Partner
                                  hereunto duly authorized

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                              BUYER:
                              -----
                              RULE INDUSTRIES, INC.


                              By: /s/ John A. Geishecker, Jr.
                                  ----------------------------
                                  John A. Geishecker, Jr.,
                                  Vice President




                   COMMONWEALTH OF MASSACHUSETTS


COUNTY OF MIDDLESEX                                               Oct. 18, 1995

      Then personally appeared Gary M. Sable, Partner of RAGS III, to me known to be the person described in and who executed the First Lease Amendment and acknowledged that he executed the same as his free act and deed on behalf of the partners of RAGS III, with the full and free consent thereof, before me.



                                  /s/ Rosemary Kosek-Fritz
                                  ----------------------------
                                  Notary Public
                                  My commission expires: June 8, 2001



                    COMMONWEALTH OF MASSACHUSETTS


COUNTY OF MIDDLESEX                                               Oct. 18, 1995

     Then personally appeared the above-named John A. Geishecker, Jr., to me personally known, who, being by me duly sworn, did say that he is the Vice President of Rule Industries, Inc. and that the seal affixed to said First Lease Amendment is the corporate seal of Rule Industries, Inc. and that said First Lease Amendment was signed and sealed in behalf of Rule Industries, Inc. by authority of its Board of Directors and John A. Geishecker, Jr. acknowledged said First Lease Amendment to be the free act and deed of Rule Industries, Inc., before me.



                                  /s/ Rosemary Kosek-Fritz
                                  ----------------------------
                                  Notary Public
                                  My commission expires:

                                    ROSEMARY KOSEK-FRITZ
                                       NOTARY PUBLIC
                             My Commission Expires June 8, 2001

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